EXHIBIT 10.19

                CONTRACT OF COMPREHENSIVE LOAN LIMIT TRANSACTION
                                  (Enterprise)


Choheung Bank                                                 Date   200  .  .
                         Name                              (Sign)
                                ---------------------------------
                         Address


I understand that in the loan transaction with Corporation Choheung bank (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction (includes deposits transaction contract, current account loan and savings loan) will be applied. I duly recognize the following articles.


ARTICLE  1  LOAN  LIMIT
1. The loan limit agreed upon is as follows. Each loan (for foreign currency loans, the customer telegraph sales rate will apply) within independent loan subject limit cannot exceed the loan type limit (general, trust loan and foreign currency related loan), the sum of balance of loan subject cannot exceed the comprehensive loan limit.

Comprehensive  Loan type limit                   Loan subject  limit
Loan Limit     --------------------------------  -----------------------------------------------------
               Classification   Amount           Loan Subject  Loan (Limit) Amount  Transaction method
-------------  ---------------  ---------------  ------------  -------------------  ------------------
                                                               won
                                                 ------------  -------------------  ------------------
Won                             Two billion won                won
                                                 ------------  -------------------  ------------------
                                                               won
-------------  ---------------  ---------------  ------------  -------------------  ------------------

2. For limit transaction loan in Clause 1, loan and repayment maybe freely made within the limit amount and the period, for independent loan the loan amount shall be repaid in whole sum by the end of agreement.

3. For limit transaction loan a separate period maybe set for one revolution period and independent loan period. This period is determined by the bank.

4. In the event of loan transaction of the bank on behalf of the debtor's request within the limit (limit set with other loan subjects within the agreement period in Clause 1 limit allowance for loan subjects and Article 2 agreement period), this clause will still apply.

5. In the event of loan transaction of the bank on behalf of the debtor's request but it exceeds the limit in Clause 1, this clause will still apply.

ARTICLE  2  AGREEMENT  PERIOD

The  comprehensive  loan  limit  agreement  period  from  this  contract is till


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
ARTICLE  3  INTERESTS  AND  ARREARS  COMPENSATION

1. Interests, securities and arrears compensation for the loan amount is as follows and its calculation method and time of payment is determined by the bank. 365 days are considered as 1 year, interest is calculated on a daily basis. But for foreign transactions, international and business customs will be applied.

               Interest rate, security charge
Loan subject   rate                            Arrears compensation rate
-------------  ------------------------------  -------------------------
                                         % pa                       % pa
-------------  ------------------------------  -------------------------
                                         % pa                       % pa
-------------  ------------------------------  -------------------------
                                         % pa                       % pa
-------------  ------------------------------  -------------------------
                                         % pa                       % pa
-------------  ------------------------------  -------------------------

2. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

3. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date is lost, arrears compensation shall be made according to the amount of loan remaining.

4. For discretionary loan and current account loan, arrears compensation shall be made if the limit amount is exceeded through payout or interest principal according to the amount exceeded.

5. For payment guarantee (including transfer of bills) the bank shall pay the arrears compensation from the time of fulfillment to the time of payment for the amount the bank has guaranteed, and for period where payment of guarantee is delayed or period where primary debt is not fulfilled but the guarantee payment is expired, the bank shall pay arrears compensation for agreed guarantee fee. For period where primary debt is fulfilled but not notified to the bank, special compensation shall be made according to the agreed guarantee amount rate.

ARTICLE  4  EXECUTION  OF  LOAN

To use the independent loan within the limit range of loan subject in Article 1, pre determined application will be submitted to the bank.

ARTICLE  5  REPAYMENT  OF  LOAN

The repayment date for the loan executed as to Article 1 and Article 2 will be determined by the clauses hereinafter.

1. Repayment date for independent loan executed according to this contract shall be determined at its execution. For current account loan, general savings revolving loan, trust loan and revolving loan, the repayment date is within the agreed period in Article 2. If there are no specific clauses in the section before or is unclear, the debtor shall make repayments on the repayment date decided by the bank based on bills and other debt deeds.

ARTICLE  6  REDUCTION  AND  SUSPENSION

The bank may decide to reduce the loan (limit) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or for maintenance of rights. In this event the debtor shall pay any amount exceeding the line due to the reduction.

ARTICLE  7  UNUSED  LIMIT  CONTRACT  SERVICE  CHARGE

1. For loan transaction contracts of loan limits with limit contract service charge, the entire unused amount in accordance with the rate determined by the bank will be paid.

ARTICLE  8  SUBMISSION  OF  BILL  OF DEBT AND CONFERMENT OF SUPPLEMENTARY RIGHTS

1. When applying for loan, a bill of debt excluding its value and payment date will be published, endorsed by joint surety and submitted to the bank.

2. The bank may supplement and exercise the blank bill in Clause 1 if the debtor does not pay the debts until the expiry of repayment date or transaction period, or loses its rights.

3. The amount of bill in the event of exercising Clause 2 shall be within the sum of principal, interests, arrays compensations and other miscellaneous costs incurred.

ARTICLE  9  REPAYMENT  CURRENCY  AND  EXCHANGE  RATES

Principal and interest of foreign currency loan may be repaid with loaned currency or with won currency. Exchange rate in the event of repayment through won currency the telegraph transfer sales rate towards customer shall be applied.

ARTICLE  10  AGREEMENT  ON  SAVINGS  LIMIT  LOAN  AND  CURRENT  ACCOUNT  LOAN

1. In the event of existence of debt incurred by this contract, and assets (deeds are exempted until settled, deposited bills are considered transferred to the bank as a security to the bank) deposited registered in savings loan or current account loan (hereinafter referred to as the "target account") will automatically used to repay loan amount in the order of arrears compensation, unpaid interests and loan principal.

2. In the event of withdrawal request exceeding the balance of the savings loan account or current account loan account, automatic payment request of regular payment and other various bills, the amount is considered as having been withdrawn or automatically paid from the target account.

3. The bank at its own discretion may payout amount exceeding limit in Article 1, which will be repaid soon.

4. Interest or arrears compensation is subtracted from the target account or added to the loan amount regardless of the limit in Article 1, which shall be repaid soon.

5. For current account loan, in the event of incurring claims to the bank through bills or checks issued by the debtor due to this contract, the amount shall be considered as loan amount debt and repaid according to this contract.

6. For current account loan, if bills or checks issued before reduction or suspension in Article 6 is refused payout, there will be no disputes.

7. For current account loan, loan period before initial revolution shall be determined by the bank. The bank at its own discretion may issue checks or bills that were issued before the expiry of loan period after the expiry, and for any loan amounts incurred this contract is applied.

ARTICLE  11  SECURITY  AND  INSURANCE

The debtor will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the debtor shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  12  AGREEMENTS  ON  PAYMENT  GUARANTEE

1. The bank may stand surety exceeding the period or the amount set in Article 1 or the period set in Article 2 on the request of the debtor. This agreement applies to the exceeded amount.

2. The bank on basis of this agreement may fulfill the guarantee before the expiry of guarantee date according to a separate prior payment without notice to the debtor and regardless of the expiry of the primary debt and the debtor shall repair the guarantee the bank has fulfilled instead.

3. The debtor does not incur responsibilities on the bank on the primary debt guaranteed by the bank by depositing the payment funds the day before payment or fulfilling the debt on the day of payment.

4. On fulfillment of the debt by the debtor or termination of the primary debt through offset, immunity or expiration, and the opposing party requests fulfillment of the contract or the bank's guarantee is affected by pledge or changes in expiration, the debtor immediately informs the bank.

5. In the event the bank fulfills the guarantee on request of the claimant upon delay of the notification in clause 5, the debtor shall make compensations for the amount as repayment debt.

ARTICLE  13  MISCELLANEOUS  SPECIAL  CLAUSES



I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents


----------

4. The current comprehensive loan limit due to previous clauses 1 and 2 limit amount alteration and period extension on is confirmed as follows.


Comprehensive  loan limit:     US  $  One  million  sixteen  hundred  thousand
--------------------------     -----------------------------------------------



Loan            Lone
type   Loan     (limit)  Transaction  Applied   Transaction
limit  Subject  amount   period       interest  method       Miscellaneous
-----  -------  -------  -----------  --------  -----------  -------------

-----  -------  -------  -----------  --------  -----------  -------------

-----  -------  -------  -----------  --------  -----------  -------------

-----  -------  -------  -----------  --------  -----------  -------------

-----  -------  -------  -----------  --------  -----------  -------------

Revenue
Stamp
-----


           ADDITIONAL CONTRACT ON COMPREHENSIVE LOAN LIMIT TRANSACTION
           -----------------------------------------------------------
                   (For limit augmentation, period extension)

Choheung  Bank                                         2004.6.

                              Name                        (sign)
                              ----------------------------------
                              Address


                              Joint Surety                (sign)
                              ----------------------------------
                              Address


                              Joint  Surety               (sign)
                              ----------------------------------
                              Address



In addition to the comprehensive loan limit transaction contract, the following changes are added.

1.  Comprehensive  loan  limit  amount


Before change                           After change

--------------------------------------  --------------------------------------
Comprehensive  Loan type limit          Comprehensive  Loan type limit
loan limit     -----------------------  loan limit     -----------------------
amount         Classification   Amount  amount         Classification   Amount
-------------  ---------------  ------  -------------  ---------------  ------


-------------  ---------------  ------  -------------  ---------------  ------

2.  Comprehensive  loan  limit  transaction  period  extension

Before change                      After change
---------------------------------  --------------------------------
Until  .  .                        Until  .  .
---------------------------------  --------------------------------

3.  Miscellaneous  special  agreements



--------------------  ------------------------  ------------------------
Debtor        (sign)  Joint  surety     (sign)  Joint  surety     (sign)


4. The current comprehensive loan limit due to previous clauses 1 and 2 limit amount alteration and period extension on is confirmed as follows.


Comprehensive  loan limit:     US  $  One  million  200  hundred  thousand
--------------------------     -----------------------------------------------



Loan            Lone
type   Loan     (limit)          Transaction  Applied   Transaction
limit  Subject  amount           period       interest  method       Miscellaneous
-----  -------  ---------------  -----------  --------  -----------  -------------
                US one million
                two hundred
                thousand
-----  -------  ---------------  -----------  --------  -----------  -------------

-----  -------  ---------------  -----------  --------  -----------  -------------

-----  -------  ---------------  -----------  --------  -----------  -------------

-----  -------  ---------------  -----------  --------  -----------  -------------

Revenue
Stamp
-----


           ADDITIONAL CONTRACT ON COMPREHENSIVE LOAN LIMIT TRANSACTION
           -----------------------------------------------------------
                   (For limit augmentation, period extension)

Choheung  Bank                                         2004.6.24

                              Name                        (sign)
                              ----------------------------------
                              Address


                              Joint Surety                (sign)
                              ----------------------------------
                              Address


                              Joint  Surety               (sign)
                              ----------------------------------
                              Address



In addition to the comprehensive loan limit transaction contract, the following changes are added.

1.  Comprehensive  loan  limit  amount


Before change                                    After change

-----------------------------------------------  ----------------------------------------------
Comprehensive   Loan type limit                  Comprehensive  Loan type limit
loan limit      -------------------------------  loan limit     -------------------------------
amount          Classification   Amount          amount         Classification   Amount
--------------  ---------------  --------------  -------------  ---------------  --------------
US one million                   US one million                                  US one million
two hundred                      two hundred                                     two hundred
thousand                         thousand                                        thousand
--------------  ---------------  --------------  -------------  ---------------  --------------

2.  Comprehensive  loan  limit  transaction  period  extension

Before change                      After change
---------------------------------  --------------------------------
Until  .  .                        Until 2006.06.23
---------------------------------  --------------------------------

3.  Miscellaneous  special  agreements



--------------------  ------------------------  ------------------------
Debtor        (sign)  Joint  surety     (sign)  Joint  surety     (sign)


4. The current comprehensive loan limit due to previous clauses 1 and 2 limit amount alteration and period extension on is confirmed as follows.


Comprehensive  loan limit:     US  $  One  million  200  hundred  thousand
--------------------------     -----------------------------------------------



Loan            Lone
type   Loan     (limit)          Transaction  Applied   Transaction
limit  Subject  amount           period       interest  method       Miscellaneous
-----  -------  ---------------  -----------  --------  -----------  -------------
                US one million
                two hundred
                thousand
-----  -------  ---------------  -----------  --------  -----------  -------------

-----  -------  ---------------  -----------  --------  -----------  -------------

-----  -------  ---------------  -----------  --------  -----------  -------------

-----  -------  ---------------  -----------  --------  -----------  -------------